UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 1, 2007

ATMEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19032 (Commission File Number)	77-0051991 (IRS Employer Identification No.)
2325 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)
(408) 441-0311
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition
On May 1, 2007, Atmel Corporation (the “Company”) issued a press release discussing selected financial results for the first quarter ended March 31, 2007. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01. Other Events
On May 1, 2007 the Company announced the sale of its Irving, Texas wafer fabrication facility for approximately $38 million in cash. On the same day the Company issued a press release describing this transaction. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated as of May 1, 2007, entitled “Atmel Reports Selected Financial Results for First Quarter 2007.”
99.2	Press release, dated as of May 1, 2007, entitled “Atmel Sells its Irving, Texas Facility for Approximately $38 Million.”

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atmel Corporation (Registrant)
Date: May 1, 2007	By:	/s/ Robert Avery
Robert Avery
Vice President Finance & Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated as of May 1, 2007, entitled “Atmel Reports Selected Financial Results for First Quarter 2007.”
99.2	Press release, dated as of May 1, 2007, entitled “Atmel Sells its Irving, Texas Facility for Approximately $38 Million.”